SCHEDULE OF PURCHASE PRICE OF ACQUISITION (Details) - Seamless Group Inc [Member] - USD ($)		Jun. 02, 2022	Dec. 31, 2023	Dec. 31, 2022	[1]	Dec. 31, 2021
Restructuring Cost and Reserve [Line Items]
Goodwill (Note 9)			$ 27,001,383	$ 27,001,383		$ 19,229,528
Dynamic Indonesia Holdings Limited [Member]
Restructuring Cost and Reserve [Line Items]
Net assets acquired	[2]	$ (1,510,899)
Goodwill (Note 9)	[3]	7,771,855
Non-controlling interests	[4]	(3,931,441)
Total		2,329,515
Cash consideration		200,000
Fair value of previously held equity interests		$ 2,129,515

[1]	Periods presented have been adjusted. Additional information regarding the adjustment may be found in Note 3 – Restatement of Previously Issued Financial Statements, included elsewhere in the notes to the financial statements.
[2]	Net assets acquired primarily included accounts receivables and other receivables of approximately US$0.6 million, property and equipment of approximately US$0.2 million, operating lease right-of-use assets relating to land use rights of approximately US$0.1 million and other assets of approximately US$1.6 million and liabilities of approximately US$4.1 million as of the date of acquisition.
[3]	Goodwill arose on the acquisition from the expected synergies from combining our existing airtime operations with those of Dynamic Indonesia Holdings Limited.
[4]	An independent valuation firm was hired by Noble Tack International Limited to value it shares in Dynamic Indonesia at approximately the date of the acquisition. The firm used market approach Price-to-Sales multiple-based methodology to determine the value.